                                   EXHIBIT 24

                                POWER OF ATTORNEY


         Each person whose signature appears below hereby authorizes Ronald W. Bachli and J. Thomas Byrom, or either of them, as attorney-in-fact to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual Report on Form 10-K of California Community Bancshares, Inc. for the fiscal year ended December 31, 2000 and all amendments and/or supplements to this Annual Report on Form 10-K.


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


  /s/ RONALD W. BACHLI                                          March 20, 2001
--------------------------------------------
     Ronald W. Bachli,
     Director


 /s/ ANAT BIRD                                                  March 20, 2001
--------------------------------------------
     Anat Bird, President and Chief Executive Officer
     (Principal Executive Officer)


  /s/ RICHARD W. DECKER, JR.                                    March 20, 2001
--------------------------------------------
     Richard W. Decker, Jr.,
     Chairman of the Board and Director


  /s/ J. THOMAS BYROM                                           March 20, 2001
--------------------------------------------
     J. Thomas Byrom,  Director


   /s/ ROBERT J. KUSHNER                                        March 20, 2001
--------------------------------------------
     Robert J. Kushner,  Director


    /s/ CLIFFORD R. RONNENBERG                                  March 20, 2001
--------------------------------------------
     Clifford R. Ronnenberg, Director


   /s/ JOSEPH P. HEITZLER                                       March 20, 2001
--------------------------------------------
     Joseph P. Heitzler, Director


   /s/ LARRY D. MITCHELL                                        March 20, 2001
--------------------------------------------
     Larry D. Mitchell, Director


   /s/ DWAYNE A. SHACKELFORD                                    March 20, 2001
--------------------------------------------
     Dwayne A. Shackelford, Director



   /s/ JAYNIE M. STUDENMUND                                     March 20, 2001
--------------------------------------------
     Jaynie M. Studenmund, Director

   /s/ DAVID E. HOOSTON                                         March 20, 2001
--------------------------------------------
     David E. Hooston,
     Chief Financial Officer
     (principal accounting officer
     and principal financial officer)

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